[Translation]                                            [MHM, March 31, 2005]

SECURITIES REGISTRATION STATEMENT

(for NAV Sale)

ANNUAL SECURITIES REPORT

(the Tenth Term)
From: November 1, 2003
To: October 31, 2004

PUTNAM GLOBAL INCOME TRUST


SECURITIES REGISTRATION STATEMENT

(for NAV Sale)

PUTNAM GLOBAL INCOME TRUST


SECURITIES REGISTRATION STATEMENT

To: Director of Kanto Local Finance Bureau

                                              Filing Date: March 31, 2005

Name of the Registrant Fund:           PUTNAM GLOBAL INCOME TRUST
Name and Official Title of

Representative of Trust:               Charles E. Porter
                                       Executive Vice President, Associate
                                       Treasurer and Principal Executive
                                       Officer

Address of Principal Office:           One Post Office Square Boston,
                                       Massachusetts 02109 U. S. A.

Name and Title of Registration Agent:  Harume Nakano Attorney-at-Law
                                       Signature [Harume Nakano]_
                                       -----------------------------
                                                 (Seal)

                                       Ken Miura
                                       Attorney-at-Law
                                       Signature [Ken Miura]_____
                                       -----------------------------
                                                 (Seal)

Address or Place of Business           Marunouchi Kitaguchi Building, 6-5,
                                       Marunouchi 1-chome Chiyoda-ku, Tokyo

Name of Liaison Contact:               Harume Nakano
                                       Ken Miura
                                       Attorneys-at-Law

Place of Liaison Contact:              Mori Hamada & Matsumoto
                                       Marunouchi Kitaguchi Building, 6-5,
                                       Marunouchi 1-chome Chiyoda-ku, Tokyo

Phone Number:                          03-6212-8316

- ii -

Public Offering or Sale for Registration

Name of the Fund Making Public         PUTNAM GLOBAL INCOME TRUST
Offering or Sale of Foreign
Investment Fund Securities:

Aggregate Amount of                    Up to 100 million Class M Shares
Foreign Investment Fund Securities     Up to the total amount obtained by
to be Publicly Offered or Sold:        aggregating the net asset value per
                                       Class M Share in respect of 100 million
                                       Class M Shares (The maximum amount
                                       expected to be sold is 13.02 million
                                       U.S. dollars (approximately [YEN] 134.9
                                       billion)).

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00= [YEN] 103.61 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2005.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M Share as of January 31, 2005 (U.S.$13.02 by 100 million Class M Shares for convenience.

Places where a copy of this Securities Registration Statement is available for Public Inspection

Not applicable.


PART I. INFORMATION CONCERNING SECURITIES

1. NAME OF FUND:                   PUTNAM GLOBAL INCOME TRUST
                                   (hereinafter referred
                                   to as the "Fund")

2. NATURE OF FOREIGN               Five classes of shares (Class A shares,
INVESTMENT FUND SECU-              Class B shares, Class C shares, Class M
RITIES CERTIFICATES:               shares and Class R shares) Registered
                                   shares without par value In Japan, Class M
                                   Shares (hereinafter referred to as the
                                   "Shares") are for public offering. No
                                   rating has been acquired. The Shares are additional offering type.

3. TOTAL AMOUNT OF                 Up to the total amount obtained by
OFFERING PRICE:                    aggregating the respective net asset value
                                   per Share in respect of 100 million Shares
                                   (The maximum amount expected to be sold is 13.02 million U.S. dollars (approximately
                                   [YEN] 134.9 billion).)

Note 1: The maximum amount expected to be sold is the amount calculated, for convenience, by multiplying the net asset value per Share as of January 31, 2005 ($13.02) by the number of Shares to be offered (100 million).

Note 2: Dollar amount is translated for convenience at the rate of $1.00= [YEN] 103.61 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2005). The same applies hereinafter.

Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

4. ISSUE PRICE:                    The Net Asset Value per Share next
                                   calculated on a Fund Business Day after
                                   the application for purchase is received by the Fund. Investors can inquire of UFJ
                                   Tsubasa Securities Co., Ltd. described in 8 below about the issue price.

Note: A "Fund Business Day" means a day on which the New York Stock Exchange is open for business.

5. SALES CHARGE:                   The sales charge in Japan shall be 3.15%
                                   (3% without Consumption Tax in Japan) of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount, in excess of the net asset value and the Sales Price shall be retained by Putnam Retail Management
                                   Limited Partnership, principal underwriter of the Fund.

                                   The public offering price means the amount calculated by dividing the net asset value by (1- 0.0325) and rounded to three decimal places.

6. MINIMUM AMOUNT                  The minimum amount for purchase of Shares
OR NUMBER OF                       is 300 shares and in integral multiples of
SHARES FOR                         100 shares for the initial subscription and
SUBSCRIPTION:                      of 100 Shares and integral multiples of 100
                                   Shares for any subsequent subscription.
                                   Provided, however, even in the case of the subsequent subscription, a Shareholder shall hold 300 Shares or more after the subscription.

7. PERIOD OF SUBSCRIPTION:         From: April 1, 2005 (Friday)
                                   To: March 31, 2006 (Friday) Provided
                                   that the subscription is handled only on a Fund Business Day and a business day when securities companies are open for business in Japan.

8. PLACE OF SUBSCRIPTION:          UFJ Tsubasa Securities Co., Ltd.
                                   (hereinafter referred to as "UFJ Tsubasa" or the "Distributor") 1-3, Otemachi
                                   1-chome, Chiyoda-ku, Tokyo

Note 1: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned securities company.

9. DATE OF PAYMENT:                Investors shall pay the Issue Price and
                                   Sales Charge to UFJ Tsubasa within four
                                   business days in Japan from the day
                                   when UFJ Tsubasa confirms the execution
                                   of the order (the "Trade Day") (see
                                   page 44 in the following Annual Securities
                                   Report).

                                   The total issue price for each Application
                                   Day will be transferred by UFJ
                                   Tsubasa to the account of the Fund at Putnam
                                   Fiduciary Trust Company, the
                                   transfer agent, within three Fund Business
                                   Days (hereinafter referred to as
                                   "Payment Date") from (and including) the Application Day.

10. PLACE OF                       UFJ Tsubasa PAYMENT:

11. MATTERS REGARDING              Not Applicable
TRANSFER AGENT:

12. MISCELLANEOUS:

(A) DEPOSIT FOR SUBSCRIPTION: None

(B) OUTLINE OF UNDERWRITING, ETC.:

1) UFJ Tsubasa undertakes to make a public offering of Shares in accordance with an agreement dated November 21, 1997 with Putnam Retail Management Limited Partnership in connection with the sale of the Shares in Japan.

2) During the public offering period, UFJ Tsubasa will execute or forward the purchase orders and repurchase requests of the Shares received directly or indirectly through other Sales and Repurchase Handling Companies (hereinafter referred to as "Sales Handling Company") to the Fund.

3) The Fund has appointed UFJ Tsubasa as the Agent Company in Japan.

Note: "The Agent Company" shall mean a securities company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and sales handling securities companies rendering such other services.

(C) METHOD OF SUBSCRIPTION:

Investors who subscribe to Shares shall enter into with a Distributor or a Sales Handling Company an agreement concerning transactions of foreign securities. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed agreements (hereinafter referred to as "Account Contract") and the investors submit to the Distributor or the Sales Handling Company an application for requesting the opening of a transactions account under the Account Contract. The subscription amount shall be paid in yen and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by such Distributor or Sales Handling Company.

The subscription amount shall be paid in dollars to the account of the Fund with Putnam Fiduciary Trust Company as custodian for the Fund by UFJ Tsubasa on the Payment Date.

(D) PERFORMANCE INFORMATION

The following information provides some indication of the Fund's risks. The chart shows year-to-year changes in the performance of the Fund's class M shares. The table following the chart compares the Fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance.

[GRAPHIC OMITTED: vertical bar chart CALENDER YEAR TOTAL RETURNS]


Calendar Year Total Returns

Class M

 1995      1996      1997      1998      1999      2000      2001      2002      2003     2004
15.42%     9.21%    -0.65%     3.24%    -4.45%     1.90%     0.15%    15.80%    15.03%    9.20%


Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown.

During the periods shown in the bar chart, the highest return for a quarter was 8.56% (quarter ending 6/30/02) and the lowest return for a quarter was -3.55% (quarter ending 6/30/99).

Average Annual Total Returns (for periods ending 12/31/04)
---------------------------------------------------------------
                       Past          Past        Past
                      1 year        5 years    10 years
---------------------------------------------------------------
Class M               5.61%         7.50%       5.90%
---------------------------------------------------------------
Lehman Global         9.27%         8.47%       7.75%
Aggregate Bond Index
---------------------------------------------------------------

Unlike the bar chart, this performance information reflects the impact of sales charges. Class M share performance reflects the current maximum initial sales charge. Performance of class M shares in the bar chart and table following the bar chart, for periods prior to their inception on March 17, 1995, is derived from the historical performance of the Fund's Class A shares (not offered in Japan), adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by class M shares. For portions of the period, the Fund's performance benefited from Putnam Management's agreement to limit the Fund's expenses. The Fund's performance is compared to the Lehman Global Aggregate Bond Index, an unmanaged index of global investment-grade bonds.

(E) FEES AND EXPENSES

This table summarizes the fees and expenses investors may pay if they invest in the Fund. Except as noted, expenses are based on the Fund's last fiscal year.

Shareholder Fees*
--------------------------------------------------------------
                                                      Class M
(Fees paid directly from investor's investment)       Shares
--------------------------------------------------------------
Maximum Sales Charge (Load)                            3.25%
Imposed on Purchases
(as a percentage of the
offering price)
--------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                   NONE**
(as a percentage of the original
purchase price or redemption proceeds,
whichever is lower)
--------------------------------------------------------------
Maximum Redemption Fee***                              2.00%
(as a percentage of total
redemption proceeds)
--------------------------------------------------------------

  * Certain investments in class A and class M shares may qualify for discounts on applicable sales charges.

 ** A deferred sales charge of 0.40% may be imposed on certain redemptions of shares bought without an initial sales charge.

*** A 2.00% redemption fee (also referred to as a "short-term trading fee") may apply to any shares that are redeemed (either by selling or exchanging into another Fund) within 5 days of purchase, and a 1.00% short-term trading fee may apply to any shares that are redeemed (either by selling or exchanging into another Fund) within 6 to 90 days of purchase. (Redemption fees will not apply to redemptions from omnibus accounts in which Japanese shareholders invest.)



Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) + <>
------------------------------------------------------------------------------------------------------
                                                      Total Annual                    Net Annual Fund
             Management   Distribution     Other     Fund Operating     Expense          Operating
                Fees      (12b-1) Fees    Expenses      Expenses      Reimbursement      Expenses
------------------------------------------------------------------------------------------------------
Class M        0.70%          0.50%        0.43%         1.63%          (0.09)%            1.54%
------------------------------------------------------------------------------------------------------


 + See the section "INVESTMENT POLICY" for a discussion of regulatory matters and litigation.

<> Reflects Putnam Management's agreement, effective January 28, 2004, to waive fees and reimburse expenses of the Fund through October 31, 2005 to the extent necessary to ensure that the Fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the Fund. The expense reimbursement is based on a comparison of the Fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group, as reported by Lipper, for each calendar quarter during the Fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce Fund expenses.

(F) EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, investors can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that an investor invests $10,000 in the Fund for the time periods shown and then redeems all of the investor's shares at the end of those periods. It also assumes a 5.00% return on investor's investment each year and that the Fund's operating expenses remain the same. The example is hypothetical; an investor's actual costs and returns may be higher or lower.

------------------------------------------------------------------------
             1 year    3 years    5 years     10 years
------------------------------------------------------------------------
Class M       $477       $814       $1,175     $2,188
------------------------------------------------------------------------

(G) Offerings other than in Japan: Shares are simultaneously offered in the United States of America.

PART II. INFORMATION ON THE FUND

I. DESCRIPTION OF THE FUND 1. NATURE OF THE FUND
2. INVESTMENT POLICY
3. INVESTMENT RISKS
4. FEES, ETC. AND TAX
5. STATUS OF INVESTMENT FUND

[The descriptions in these items are the same as the descriptions of 1. NATURE OF THE FUND, 2. INVESTMENT POLICY, 3. INVESTMENT RISKS, 4. FEES, ETC. AND TAX and 5. STATUS OF INVESTMENT FUND in I. DESCRIPTION OF THE FUND, PART I INFORMATION ON THE FUND of Annual Securities Report.]

6. OUTLINE OF PROCEDURES, ETC.

[Summary of. II. PROCEDURES, ETC. in PART III DETAILED INFORMATION ON THE FUND will be inserted in the Japanese document but omitted in this English translation.]

7. OUTLINE OF MANAGEMENT AND ADMINISTRATION

[Summary of III. MANAGEMENT AND ADMINISTRATION in PART III DETAILED INFORMATION ON THE FUND will be inserted in the Japanese document but omitted in this English translation.]

II. INFORMATION ON FINANCIAL HIGHLIGHTS

["Statement of Operations (Balance Sheet)" and "Statement of Asset and Liabilities" will be inserted in the Japanese document but omitted in this English translation.]

III. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES

[The description in this item is the same as the description in II. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES in PART I INFORMATION ON THE FUND of Annual Securities Report.]

IV. ITEMS ON DETAILED INFORMATION ON THE FUND

I. ADDITIONAL INFORMATION ON THE FUND

1. History of the Fund
2. Outline of Laws Regulating the Fund in the Jurisdiction Where Established
3. Outline of the Supervisory Authorities

II. PROCEDURES, ETC.

1. Procedures for Application (Sales), etc.
2. Procedures for Repurchase of Shares, etc.

III. MANAGEMENT AND ADMINISTRATION

1. Outline of Management of Assets, etc.
2. Outline of Disclosure System
3. Right of Shareholders, etc.

IV. FINANCIAL CONDITIONS OF THE FUND

1. Financial Statements
2. Condition of the Fund

V. RECORD OF SALES AND REPURCHASES

PART III. DETAILED INFORMATION ON THE FUND

[The description in this item is the same as the description in PART II. DETAILED INFORMATION ON THE FUND of Annual Securities Report.]

PART IV. SPECIAL INFORMATION

I. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY
II. OUTLINE OF THE OTHER RELATED COMPANIES
III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS

[The descriptions in these items are the same as the descriptions of I. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY, II. OUTLINE OF THE OTHER RELATED COMPANIES, III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS in PART III SPECIAL INFORMATION of Annual Securities Report.]

IV. FORM OF FOREIGN INVESTMENT FUND UNITS

Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

(1) Front

a. Name of the Fund
b. Number of shares represented
c. Signatures of the Chairman and Transfer Agent
d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2) Back

a. Space for endorsement
b. Description concerning delegation of transfer agency

V. MISCELLANEOUS

(1) The ornamental design is used in cover page of the Japanese Prospectus.

(2) Outline of the Prospectus may be included at the beginning of the Prospectus, summarizing the content of "Part I. INFORMATION CONCERNING SECURITIES", "I. DESCRIPTION OF THE FUND" in "PART II. INFORMATION CONCERNING FUND" and "II. OUTLINE OF OTHER RELATED COMPANIES" in "PART
IV. SPECIAL INFORMATION", of the SRS and Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts and the related regulation of the Distributor regarding the subscription and payment, etc. (for example, the time limit for the application of the Shares is three p.m. on business days). Up-to-date information regarding "(A) Diversification of Investment Portfolio", "(B) Investment Assets" and "(C) Results of Past Operations" of "5. STATUS OF INVESTMENT FUND" in "I. DESCRIPTION OF FUND" in "PART II. INFORMATION CONCERNING FUND" and regarding "IV. FINANCIAL CONDITIONS OF THE FUND" in "PART III. DETAILED INFORMATION CONCERNING FUND", which will be available from time to time after the filing of the SRS, may be shown in the table, and such information may be shown graphically in addition to in a table form as an attachment to the Prospectus. Also, the foreign exchange rate related to the Fund may be shown.

ANNUAL SECURITIES REPORT
The Tenth Fiscal Year
From: November 1, 2003
To: October 31, 2004

PUTNAM GLOBAL INCOME TRUST


ANNUAL SECURITIES REPORT
The Tenth Fiscal Year
From: November 1, 2003
To: October 31, 2004

To: Director of Kanto Local Finance Bureau

                                              Filing Date: March 31, 2005

Name of the Registrant Trust:           PUTNAM GLOBAL INCOME TRUST
Name and Official Title of
Representative of Trust:                Charles E. Porter
                                        Executive Vice President, Associate
                                        Treasurer and Principal Executive
                                        Officer

Address of Principal Office:            One Post Office Square Boston,
                                        Massachusetts 02109 U. S. A.

Name and Title of Registration Agent:   Harume Nakano
                                        Attorney-at-Law
                                        Signature [Harume Nakano]
                                        ------------------------
                                                 (Seal)

                                        Ken Miura
                                        Attorney-at-Law
                                        Signature [Ken Miura]
                                        ------------------------
                                                 (Seal)

Address or Place of Business            Marunouchi Kitaguchi Building, 6-5,
                                        Marunouchi 1-chome, Chiyoda-ku, Tokyo

Name of Liaison Contact:                Harume Nakano
                                        Ken Miura
                                        Attorneys-at-Law

- ii -

Place of Liaison Contact:               Mori Hamada & Matsumoto Marunouchi
                                        Kitaguchi Building, 6-5, Marunouchi
                                        1-chome, Chiyoda-ku, Tokyo

Phone Number:                           03-6212-8316

Places where a copy of this Annual Securities Report is available for Public Inspection

Not applicable.

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00= [YEN] 103.61 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2005.

Note 2: In this report, money amounts and percentages have been rounded. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done simply by multiplying the corresponding amount by the conversion rate specified and rounding up when necessary. As a result, in this report, there are cases in which figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to a year from November 1 to October 31 of the following year. However, the first fiscal year refers to a period from March 17, 1995 (Inception of the class) to October 31, 1995.

PART I. INFORMATION ON THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(A) Objectives and Basic Nature of the Fund:

NAME OF THE FUND

Putnam Global Income Trust (the "Fund")

GOAL

The Fund seeks high current income by investing principally in debt securities of sovereign and private issuers worldwide, including supranational issuers. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income.

MAIN INVESTMENT STRATEGIES - NON-U.S. AND U.S. BONDS

The Fund invests mostly in bonds that

-- are obligations of companies and governments worldwide, -- are investment-grade in quality, and -- have intermediate to long-term maturities (three years or longer).

Under normal circumstances, we invest at least 80% of the Fund's net assets in investment-grade debt securities. The Fund may also invest in bonds that are below investment-grade in quality (junk bonds).

LIMITATION TO THE AMOUNT OF THE TRUST MONEY

No limitation is set to the amount of the trust money.

(B) Structure of the Fund:

(1) Affiliated Companies of the Fund:

Names of the affiliated companies of the Fund and their roles in the operation of the Fund are as follows:

a. Putnam Investment Management, LLC. (formerly Putnam Investment
Management, Inc.) (the "Investment Management Company") renders investment management services to the Fund.

b. Putnam Investments Limited (the "Sub-Investment Management Company") manages a separate portion of the assets of the Fund as determined by the Investment Management Company from time to time. Subject to the supervision of the Investment Management Company, the Sub-Investment Management Company is responsible for making investment decisions for the portion of the assets of the Fund that it manages.

c. Putnam Fiduciary Trust Company (the "Custodian" and "Investor Servicing Agent") acts as Custodian and Investor Servicing Agent.

d. Putnam Retail Management Limited Partnership (the "Principal
Underwriter") engages in providing marketing services to the Fund.

e. UFJ Tsubasa Securities Co., Ltd. (the "Distributor in Japan" and "Agent Company") engages in forwarding the purchase or repurchase orders for the Shares in Japan and also acts as the agent company.

                       Related Companies of the Fund

                                  Fund

                        Putnam Global Income Trust

                                Trustees
                            (Agreement and
                          Declaration of Fund)
                                                             Investor
Distibution                                  Custodian       Servicing
Agreement                                    Agreement       Agreement

Principal                                           Custodian
Underwriter                                     Investor Servicing
                                                      Agent

Putnam Retail Management                          Putnam Fiduciary
Limited Partnership                                 Trust Company

(acts as distributor)                           (acts as custodian and
                                                investor servicing
                                                agent of the Fund)

Japan Dealer
Sales Agreement

              Agent Securities                 Management Contract
              Company Agreement

Distributor in Japan                           Investment Management
Agent Company                                  Company

UFJ Tsubasa Securities Co., Ltd.          Putnam Investment Management, LLC

(forwarding of sales in Japan             (acts as investment manager of
and rendering of service as               the Fund and investment adviser
agent company)                            concerning the Fund's assets)

                                               Sub-Management Contract

                                               Sub-Investment Management
                                               Company

                                          Putnam Investments Limited

                                          (acts as investment adviser for a
                                          portion of the Fund's assets)

(2) Outline of Agreements concluded between related parties of the Fund



--------------------------------------------------------------------------------------------------------------
Role in Operation       Related Party            Agreement            Outline
of Fund
--------------------------------------------------------------------------------------------------------------
Investment              Putnam Investment        Management           An agreement concluded on February
Management              Management, LLC          Contract (Note 1)    20, 1997, on Investment Management
Company                                                               Company's acting as investment
                                                                      manager of the Fund and as investment
                                                                      adviser concerning the Fund's assets
--------------------------------------------------------------------------------------------------------------
Sub-Investment          Putnam Investments       Sub-Management       An agreement concluded on September
Management              Limited                  Contract             13, 2004 on Sub-Investment Company's
Company                                          (Note 2)             acting as sub-investment manager for a
                                                                      portion of the Fund's assets.
--------------------------------------------------------------------------------------------------------------
Custodian and           Putnam Fiduciary Trust   Custodian            An agreement concluded on June 1,
Investor Servicing      Company                  Agreement (Note 3)   2001, on Custodian's acting as
Agent                                                                 custodian of the Fund' assets
                                                 Investor Servicing   An agreement concluded on June 3,
                                                 Agreement            1991, on Investor Servicing Agent's
                                                                      acting as investor servicing agent
--------------------------------------------------------------------------------------------------------------
Principal               Putnam Retail            Distribution         An agreement concluded on (February
Underwriter             Management Limited       Agreement            28, 1995), on Distribution plan of Class
                        Partnership                                   M shares
--------------------------------------------------------------------------------------------------------------
Agent Company           UFJ Tsubasa Securities   Agent Securities     An agreement concluded November 5,
                        Co., Ltd.                Company Agreement    1997, on Agent Company's rendering of
                                                 (Note 4)             service as agent company in Japan
--------------------------------------------------------------------------------------------------------------
Distributor in          UFJ Tsubasa Securities   Japan Dealer Sales   An agreement concluded November 21,
Japan                   Co., Ltd.                Agreement (Note 5)   1997, on Distributor's sale of shares of
                                                                      the Fund in Japan
--------------------------------------------------------------------------------------------------------------



(Note 1) Management Contract is an agreement by which Investment Management Company agrees to provide investment management services of Fund and investment advisory services of Fund's assets.

(Note 2) Sub-Management Contract is an agreement by which Sub-Investment Management Company agrees to provide investment advisory services for a portion of the Fund's assets as determined from time to time by Investment Management Company.

(Note 3) Custodian Agreement is an agreement by which Custodian agrees to provide custody services of Fund's assets.

(Note 4) Agent Securities Company Agreement is an agreement by which Agent Company, appointed by Fund, agrees to distribute prospectuses relating to Shares, to make public the daily net asset value per Share and to distribute management reports and other documents required to be prepared in accordance with the applicable laws and regulations of Japan and/or the Rules of the Japan Securities Dealers Association, etc.

(Note 5) Japan Dealer Sales Agreement is an agreement by which Distributor in Japan agrees to sell Shares delivered by Principal Underwriter for the purpose of public offering in Japan in accordance with the provisions of the applicable laws and regulations of Japan and the prospectus in Japan.

(3) Outline of the Fund

1. Fund

a. Law of Place of Incorporation

The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on June 30, 1986.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Fund is an open-end, non-diversified management company under the Investment Company Act of 1940.

b. Purpose of the Fund

The purpose of the Fund is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

c. History of the Fund

June 30, 1986: Organization of the Fund as a Massachusetts business trust. Adoption of the Agreement and Declaration of Trust.

February 24, 1987: Adoption of the Amended and Restated Agreement and Declaration of Trust.

December 3, 1993: Adoption of the Amended and Restated Agreement and Declaration of Trust

May 13, 2002: Adoption of the Amended and Restated Agreement and Declaration of Trust

d. Amount of Capital Stock

Not applicable.

e. Information Concerning Major Shareholders

Not applicable.

2. Putnam Investment Management LLC. (Investment Management Company)

a. Law of Place of Incorporation

Putnam is a limited liability company organized under the law of the State of Delaware. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.

b. Purpose of the Company

The Investment Management Company's sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

c. History of the Company

The Investment Management Company is one of America's oldest and largest money management firms. Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the Fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk. Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with mutual fund assets of over $138 billion in aggregate net asset value and over 11 million shareholder accounts at January 31, 2005. An affiliate, The Putnam Advisory Company, LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Investments Limited, provides a full range of international investment advisory services to institutional and retail clients. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds.

Total assets under management by Putnam entities, including assets of mutual funds and other clients, are nearly $204 billion as of January 31, 2005.

Putnam Investment Management, LLC, Putnam Retail Management Limited Partnership, Putnam Investments Limited and Putnam Fiduciary Trust Company are subsidiaries of Putnam, LLC, which is located at One Post Office Square, Boston, Massachusetts 02109 and except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

d. Amount of Capital Stock

1. Amount of member's equity (as of the end of January, 2005):

$14,818,904*+

2. Record of Amount of Member's equity (for the latest 5 years):

    Year             Member's Equity

End of 2000           $209,635,521
End of 2001           $170,497,323
End of 2002           $138,739,094
End of 2003           $144,486,036
End of 2004+           -$9,155,466*

* Unaudited

+ During 2004, Putnam Investment Management accrued $223,524,388 of regulatory settlements. This, along with net intercompany transactions with the Parent and its affiliates resulted in the decrease. Net income for the year ended December 31, 2004 was $89,819,256. This was offset by $243,460,758 of net intercompany transactions, which are factored as a reduction of Members' Equity.

e. Information Concerning Major Stockholders

As of the end of January 2005, all the outstanding interests in the Investment Management Company were owned by Putnam LLC. See subsection c. above.

2. INVESTMENT POLICY

(A) Investment Policy

Any investment carries with it some level of risk that generally reflects its potential for reward. The Investment Management Company will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

(B) Objects of Investment

The Fund pursues its goal by investing mainly in non-U.S. and U.S. bonds under general market conditions.

(C) Management Structure of the Fund:

The Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

The Investment Management Company has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of the Fund as determined by the Investment Management Company from time to time. Subject to the supervision of the Investment Management Company, PIL is responsible for making investment decisions for the portion of the assets of the Fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients. PIL's address is Cassini House, 57-59 St James's Street, London, England, SW1A 1LD.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of on-site visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

Investment management teams.

Putnam Management's and PIL's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Core Fixed-Income Team are responsible for the day-to-day management of the Fund. The names of all team members can be found at www.putnaminvestments.com. The following team members coordinate the team's management of the Fund's portfolio. Their experience as investment professionals over the last five years is shown.

------------------------------------------------------------------------
                                              Positions Over Years
Portfolio Leader     Since    Employer        Five Years
------------------------------------------------------------------------
Kevin M. Cronin      2000     Putnam          Chief Investment Officer,
                              Management      Core Fixed-Income Team
                              1997 - Present
------------------------------------------------------------------------
                                              Positions Over Years
Portfolio Member     Since    Employer        Five Years
------------------------------------------------------------------------
D. William Kohli     2000     Putnam          Chief Investment Officer,
                              Management      Core Fixed-Income Team
                              1994 - Present
------------------------------------------------------------------------

Fund ownership. The table below shows the dollar ranges of shares of the Fund owned by the professionals listed above on November 30, 2004 and November 30, 2003, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.


Fund Portfolio Leader and Portfolio Manager
------------------------------------------------------------------------------------------------
                              $1-       $10,001-   $50,001-   $100,001-   $500,001-  $1,000,001
                    Year  $0  $10,000   $50,000    $100,000   $500,000    $1,000,000   and over
------------------------------------------------------------------------------------------------
Kevin M. Cronin     2004  *
------------------------------------------------------------------------------------------------
Portfolio Leader    2003  *
------------------------------------------------------------------------------------------------
D. William Kohli    2004                                          *
------------------------------------------------------------------------------------------------
Portfolio Member    2003                                          *
------------------------------------------------------------------------------------------------

Other funds managed by the Portfolio Leader and Portfolio Member. As of the Fund's fiscal year-end, Kevin M. Cronin was also a Portfolio Leader of Putnam American Government Income Fund, Putnam Income Fund, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust. Kevin M. Cronin was also a Portfolio Member of The George Putnam Fund of Boston and Putnam Equity Income Fund. D. William Kohli was also a Portfolio Leader of Putnam Diversified Income Trust, Putnam Master Income Trust and Putnam Master Intermediate Income Trust.

Kevin M. Cronin and D. William Kohli may also manage other accounts and variable trust funds, managed by Putnam Management or an affiliate.

Changes in the Fund's Portfolio Leader and Portfolio Member. No changes in the Fund's Portfolio Leader or Portfolio Member occurred during the year ended October 31, 2004.

Investment in the Fund by Putnam employees and the Trustees. As of November 30, 2004, all of the 13 Trustees of the Putnam Funds owned Fund shares. The table shows the approximate value of investments in the Fund and all Putnam funds as of that date by Putnam employees and the Fund's Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

                         Fund                All Putnam funds

Putnam employees      $2,164,000               $463,815,000

Trustees                 $91,000                $47,311,000

Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the Fund, Global Income Funds, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

(D) Distribution Policy:

The Fund distributes any net investment income monthly and any net realized capital gains annually. Net investment income consists of interest accrued on portfolio investments of the Fund, less accrued expenses. Although the Fund's quarterly (in and after January 1998, monthly) distribution may include capital gains derived from non-U.S. currency transactions, there can be no assurance that distributions will include such gains due to the volatility of non-U.S. currency markets. Distributions from capital gains are made after applying any available capital loss carryovers. A capital loss carryover is currently available.

(E) Restrictions of Investment:

Except for the investment restrictions designated as fundamental below, the investment restrictions described in this Securities Registration Statement and the Japanese prospectus are not fundamental investment restrictions. The Trustees may change any non-fundamental investment restrictions without shareholder approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.'

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) With respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(4) With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7) Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

(8) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into non-U. S. exchange contracts and other financial transactions not involving physical commodities. (Securities denominated in gold or whose value is determined by the value of gold are not considered to be commodity contracts.)

(9) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or
(2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The Fund may not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable) and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following standards of selection of the Japan Securities Dealers Association.

1. The Fund will not invest more than 15% of its net assets in securities that are not traded on an official stock exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to securities determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

2. The Fund will not borrow money in excess of 10% of the value of its total assets;

3. The Fund will not make short sales of securities in excess of the Fund's net asset value; and,

4. The Fund will not, together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If any violation of the foregoing standards occurs, the Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Also in connection with the Fund's offering of its shares in Japan, the Fund has adopted the following nonfundamental investment restriction:

The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund's status as a "bond investment trust" under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

3. INVESTMENT RISKS

(A) INVESTMENT RISKS:

MAIN RISKS

The main risks that could adversely affect the value of this Fund's shares and the total return on investor's investment include:

The risk that movements in financial markets will adversely affect the price of the Fund's investments. This risk includes interest rate risk, which means that the prices of the Fund's investments are likely to fall if interest rates rise. Interest rate risk is generally highest for investments with long maturities.

The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

The risk that issuers of the Fund's investments will not make, or will be perceived to be unlikely to make, timely payments of interest and principal. This credit risk is higher for debt that is below investment-grade in quality. Because the Fund may invest significantly in junk bonds, this risk is heightened for the Fund. Investors should carefully consider the risks associated with an investment in the Fund.

The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

The risk of loss from investing in fewer issuers than a Fund that invests more broadly. The Fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer companies than a "diversified" Fund. The Fund's ability to invest in fewer issuers increases the Fund's vulnerability to factors affecting a single investment; therefore, the Fund may be more exposed to risks of loss and volatility than a fund that invests more broadly.

Investors can lose money by investing in the Fund. The Fund may not achieve its goal, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


A description of the risks associated with the Fund's main investment strategies follows.

Interest rate risk.

The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally raise the value of existing debt instruments, and rising interest rates generally lower the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call, or redeem, these investments before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer interest rates higher than prevailing market rates. Premium investments involve a greater risk of loss, because their values tend to decline over time.

Credit risk.

Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally offer lower credit risk.

The Fund invests most of the Fund's assets in investment-grade investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments the Fund thinks are of comparable quality. The Fund may invest up to 20% of its total assets in securities rated below investment grade, including investments in the lowest category of the rating agency. However, the Fund will not invest more than 5% of its net assets in investments that are rated below CCC or the equivalent at the time of purchase by each agency rating the investment or are unrated investments the Fund thinks are of comparable quality, including investments in the lowest rating category of the rating agency. The Fund will not necessarily sell an investment if its rating is reduced after the Fund buys it.

Investments rated below BBB or its equivalent are below investment grade and are generally known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values the Fund had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Fund to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and make payments of interest only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although the Fund considers credit ratings in making investment decisions, the Fund performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. Our success in achieving the Fund's investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase the Fund's operating expenses and decrease its net asset value.

The Fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash.

Even though such bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, it may be necessary at times for the Fund to liquidate investments in order to satisfy its dividend requirements.

To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund's goal is more dependent upon the Investment Management Company's investment analysis than would be the case if the Fund were investing in securities in the higher rating categories. At times, a substantial portion of the Fund's assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Investment Management Company believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Fund's operating expenses and adversely affect the Fund's net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

Loan Participations.

The Fund may invest in "loan participations." By purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower.

The Fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund's net asset value.

The Fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the Fund such payments and to enforce the Fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the underlying loan. When the Fund is required to rely upon a lending institution to pay to the Fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the Fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the Fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the Fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the Fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by the Fund may also involve loans made in foreign currencies. The Fund's investment in such participations would involve the risks of currency fluctuations described below with respect to investments in foreign securities.

Non-U.S. currency exchange transactions.

The Fund may engage in non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Investment Management Company may engage in non-U.S. currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging"). The Fund may also engage in non-U.S. currency exchange transactions for non-hedging purposes, subject to applicable law.

The Fund may engage in transaction hedging to protect against a change in non-U.S. currency exchange rates between the date on which the Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a non-U.S. currency.

The Fund may purchase or sell a non-U.S. currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that non-U.S. currency.

If conditions warrant, for hedging or non-hedging purposes the Fund may also enter into contracts to purchase or sell non-U.S. currencies at a future date ("forward contracts") and purchase and sell non-U.S. currency futures contracts. A non-U.S. currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Non-U.S. currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the Fund may also purchase or sell exchange-listed and over-the-counter call and put options on non-U.S. currency futures contracts and on non-U.S. currencies.

The Fund may engage position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the Fund intends to buy are denominated, when the Fund holds cash or short-term investments.) For position hedging purposes, the Fund may purchase or sell non-U.S. currency futures contracts, non-U.S. currency forward contracts and options on non-U.S. currency futures contracts and on non-U.S. currencies on exchanges or in over-the-counter markets. In connection with position hedging, the Fund may also purchase or sell non-U.S. currency on a spot basis.

The Fund's currency hedging transactions may call for the delivery of one non-U.S. currency in exchange for another non-U.S. currency and may at times not involve currencies in which its portfolio securities are then denominated. The Investment Management Company will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The decision as to whether and to what extent the Fund will engage in non-U.S. currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the Fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the Fund will engage in non-U.S. currency exchange transactions at any given time or from time to time.

Prepayment risk.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and a partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the Fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Non-U.S. investments.

Non- U.S. investments involve certain special risks, including:

-- Unfavorable changes in currency exchange rates: Non-U.S. investments are typically issued and traded in non-U.S. currencies. As a result, their values may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar.

-- Political and economic developments: Non-U.S. investments may be subject to the risks of seizure by a non-U.S. government, imposition of restrictions on the exchange or export of non-U.S. currency, and tax increases.

-- Unreliable or untimely information: There may be less information publicly available about a non-U.S. company than about most U.S. companies, and non-U.S. companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

-- Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

-- Limited markets: Certain non-U.S. investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means the Fund may at times be unable to sell these non-U.S. investments at desirable prices. For the same reason, the Fund may at times find it difficult to value its non-U.S. investments.

-- Trading practices: Brokerage commissions and other fees are generally higher for non-U.S. investments than for U.S. investments. The procedures and rules governing non-U.S. transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

-- Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations.

-- Lower yield: Foreign withholding taxes may reduce the proceeds from dividends, interest or the sale of securities, thus reducing the Fund's yield on those securities.

The risks of non-U.S. investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets, or to investments in U.S. companies that have significant non-U.S. operations. Special U.S. tax considerations may apply to the Fund's non-U.S. investments.

Derivatives.

The Fund may engage in a variety of transactions involving derivatives, such as futures, options and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Fund may use derivatives both for hedging and non-hedging purposes. For example, the Fund may use derivatives to increase or decrease the Fund's exposure to long- or short-term interest rates (in the United States or abroad). However, the Management Company may also choose not to use derivatives, based on its evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The Fund depends on the Investment Management Company's ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

Other investments.

In addition to the main investment strategies described above, the Fund may make other investments, such as investments in asset-backed, hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, which may be subject to other risks.

Hybrid Instruments.

Under the U.S. law, these instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Alternative strategies.

Under normal market conditions, the Investment Management Company will keep the Fund's portfolio fully invested, with minimal cash holdings. However, at times the Investment Management Company may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of its shareholders. The Investment Management Company then may temporarily use alternative strategies that are mainly designed to limit losses. However, the Investment Management Company may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies.

The Fund's Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Portfolio transactions and portfolio turnover rate.

Transactions on stock exchanges, commodities markets and futures markets involve the payment by the Fund of brokerage commissions. The Fund paid $15,621 in brokerage commissions during the last fiscal year, representing 0.01% of the Fund's average net assets. Of this amount, no payments were made to brokers who also provided research services.

Although brokerage commissions and other portfolio transaction costs are not reflected in the Fund's Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the Fund's total return. Combining the brokerage commissions paid by the Fund during the last fiscal year (as a percentage of the Fund's average net assets) with the Fund's Net Expenses ratio for class A shares results in a "combined cost ratio" of 1.30% of the Fund's average net assets for class A shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the Fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the Fund's portfolio turnover rate, which measures how frequently the Fund buys and sells investments. During the past five years, the Fund's fiscal year portfolio turnover rate and the average turnover rate for the Fund's Lipper category were as follows.

--------------------------------------------------------------------------
Turnover Comparison                   2004   2003   2002   2001   2000
--------------------------------------------------------------------------
Putnam Global Income Trust            162%   198%   331%   293%   301%
--------------------------------------------------------------------------
Lipper Global Income Funds Average*   216%   183%   181%   208%   188%
--------------------------------------------------------------------------

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the Fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the Fund's portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of December 31, 2004.

The Fund may buy and sell investments relatively often. Both the Fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and shareholder taxes and decreased performance.

Putnam Management is not permitted to consider sales of shares of the Fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Portfolio holdings

For information on the Fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the Fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the Fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

(B) MANAGEMENT STRUCTURE FOR INVESTMENT RISKS:

The Fund builds risk management into the investment process. The Fund identifies areas of potential risk and then puts the policies, procedures and controls in place - including oversight by a Risk Management Committee - to actively manage those risks.

4. FEES, ETC AND TAX

(A) Sales Charge:

The sales charge in Japan shall be 3.15% (3% without Consumption Tax in Japan) of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount in excess of the net asset value and the Sales Price shall be retained by Putnam Retail Management Limited Partnership, principal underwriter of the Fund. The public offering price means the amount calculated by dividing the net asset value by (1- 0.0325) and rounded to three decimal places. Investors shall pay the sales charge to UFJ Tsubasa within 4 business days in Japan from the Trade Day.

(B) Repurchase Charge:

Repurchase requests in Japan may be made to the Investor Servicing Agent through the Distributor or the Sales Handling Company on a Fund business day that is business day of the securities companies in Japan without a contingent deferred sales charge.

(C) Management Fee, etc.:

(1) Management Fee:

Under a Management Contract dated July 1, 1999, the Fund pays a quarterly fee to the Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at the annual rate of 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% of any excess thereafter. For the past three fiscal years, pursuant to the management contract, the Fund incurred the following fees. For the fiscal years ending October 31, 2004, 2003 and 2002, the Fund paid $1,214,663 , $1,404,668, and
$1,071,386, respectively, as a management fee.

Due to the expense limitation in effect during the fiscal year, the Fund was reimbursed for a portion of the management fee such that the net management fee was 0.61% of the Fund's average net assets.

Expense limitation. The Fund invests a portion of its assets in Putnam Prime Money Market Fund. In connection with such investment, management fees paid by the Fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the Fund in Putnam Prime Money Market Fund. Net management fees paid for fiscal 2004 reflect the waiver of $10,180 in management fees otherwise payable by the Fund to Putnam Management in respect of such investments.

Footnote reads: 1 NOTE: THIS FIGURE IS NOT REDUCED BY EXPENSE LIMIT/WAIVER. THAT NUMBER IS $1,051,430.

(2) Sub-Investment Management Company Fee

Pursuant to the terms of a sub-management agreement between Putnam Management and Putnam Investments Limited ("PIL"), Putnam Management (and not the Fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the Fund, if any, managed by PIL from time to time.

(3) Custodian Fee and Charges of the Investor Servicing Agent

Putnam Fiduciary Trust Company, the Fund's Custodian, shall be entitled to receive, out of the assets of the Fund, reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian, not including fees paid by the Custodian to any sub-custodian, payable monthly based on the average daily total net assets of the Fund during the relevant month. Any reasonable disbursements and out-of-pocket expenses (including without limitation telephone, telex, cable and postage expenses) incurred by the Custodian, and any custody charges of banks and financial institutions to whom the custody of assets of the Fund is entrusted, will be borne by the Fund.

The Fund will pay to Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the Fund's Investor Servicing Agent, such fee, out of the assets of the Fund, as is mutually agreed upon in writing from time to time, in the amount, at the time and in the manner of payment mutually agreed.

For the fiscal year ended October 31, 2004, the Fund paid $428,703 as a custodian fee and investor servicing agent fee.

(4) Fee under Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to Putnam Retail Management Limited Partnership. at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of an investor's investment.

Payments to dealers. If you purchase your shares through a dealer (the term "dealer" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees shown in the tables under the heading "Fees and Expenses."

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the Fund as shown under the heading "Fees and Expenses".

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in Fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam's retail mutual funds attributable to that dealer on an annual basis.

Program servicing payments, which are paid in some instances to third parties in connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading "Management - Investor Servicing Agent and Custodian" for more details.

Your dealer may charge you fees or commissions in addition to those disclosed in this SRS. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

Putnam Retail Management Limited Partnership makes quarterly payments to UFJ Tsubasa and other dealers at an annual rate of 0.40% of the average net asset value of Class M shares attributable to shareholders for whom UFJ Tsubasa and other dealers are designated as the dealer of record.

Payments under the plan are intended to compensate Putnam Retail Management Limited Partnership for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including the payments to dealers mentioned above. Putnam Retail Management Limited Partnership may suspend or modify such payments to dealers.

For the fiscal year ended October 31, 2004, the Fund paid fees under the distribution plan of $160,910 for Class M shares.

(D) Other Expenses:

The Fund pays all expenses not assumed by Investment Management Company, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The Fund also reimburses Investment Management Company for the compensation and related expenses of certain Fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees and was $ 9,453 for Fiscal 2004.

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the Fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the Fund and in all of the Putnam Funds as of December 31, 2004.

                                                    Aggregate
                                                 dollar range
                                                    of shares
                               Dollar range       held in all
                                  of Putnam     of the Putnam
                              Global Income             funds
                               Trust shares       overseen by
Name of Trustee                       owned           Trustee

Jameson A. Baxter                $1-$10,000     over $100,000
Charles B. Curtis                $1-$10,000     over $100,000
Myra R. Drucker                  $1-$10,000     over $100,000
John A. Hill                     $1-$10,000     over $100,000
Ronald J. Jackson                $1-$10,000     over $100,000
Paul L. Joskow                   $1-$10,000     over $100,000
Elizabeth T. Kennan              $1-$10,000     over $100,000
John H. Mullin, III              $1-$10,000     over $100,000
Robert E. Patterson              $1-$10,000     over $100,000
W. Thomas Stephens               $1-$10,000     over $100,000
Richard B. Worley                $1-$10,000     over $100,000
*Charles E. Haldeman, Jr.   $10,001-$50,000     over $100,000

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, Putnam Management, Putnam Retail Management Limited Partnership ("Putnam Retail Management") or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III and Haldeman are deemed "interested persons" by virtue of their positions as officers of the Fund, Putnam Management or Putnam Retail Management, or shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the President and Chief Executive Officer of Putnam Investments. Mr. Putnam is the President of the Fund and each of the other Putnam funds. The balance of the Trustees are not "interested persons."

Each independent Trustee of the Fund receives an annual retainer fee and an additional meeting fee for each Trustees' meeting attended. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the current independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services. Mr. Putnam also receives the foregoing fees for his services as Trustee.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The committees of the Board of Trustees, and the number of times each committee met during the Fund's fiscal year, are shown in the table below:

Audit and Pricing Committee                       24
Board Policy and Nominating Committee              9
Brokerage and Custody Committee                    8
Communication, Service and Marketing Committee    11
Contract Committee                                17
Distributions Committee                            5
Executive Committee                                1
Investment Oversight Committees                   36

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2004, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2004:


COMPENSATION TABLE

                                    Pension or      Estimated
                                    retirement         annual        Total
                       Aggregate      benefits  benefits from compensation
                    compensation    accrued as     all Putnam     from all
                        from the  part of Fund     funds upon       Putnam
Trustees/Year           Fund (1)      expenses retirement (2) funds (3)(4)
---------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)                  $1,073          $285       $100,000     $218,950

Charles B. Curtis/
2001                      $1,181          $371       $100,000     $244,250

Myra R. Drucker/
2004 (6)                     N/A           N/A            N/A      $33,780

Charles E.
Haldeman, Jr./
2004 (6)                     N/A           N/A            N/A           $0

John A. Hill/
1985 (5)(7)               $2,117          $363       $200,000     $458,626

Ronald J. Jackson/
1996 (5)                  $1,100          $294       $100,000     $224,000

Paul L. Joskow/
1997 (5)(7)               $1,487          $211       $100,000     $294,500

Elizabeth T. Kennan/
1992                      $1,069          $373       $100,000     $221,500

Lawrence J. Lasser/
1992 (9)                      $0          $334        $93,333           $0

John H. Mullin, III/
1997 (5)                  $1,033          $322       $100,000     $216,200

Robert E. Patterson/
1984                      $1,037          $201       $100,000     $217,750

George Putnam, III/
1984 (7)                  $1,292          $167       $125,000     $262,500

W. Thomas Stephens/
1997 (5)                  $1,134          $294       $100,000     $228,250

W. Nicholas
Thorndike/
1992 (8)                    $628          $480       $105,783     $114,500

Richard B. Worley/
2004 (6)                     N/A           N/A             $0      $33,780

(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2004. For Mr. Thorndike, the annual benefits equal the actual benefits he is currently receiving under the Retirement Plan for Trustees of the Putnam funds.

(3) As of December 31, 2004, there were 110 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from approximately $5,000 to $90,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings and additional time spent on behalf of the Putnam funds in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of October 31, 2004, the total amounts of deferred compensation payable by the Fund, including income earned on such amounts, to certain Trustees were: Ms. Baxter-$3,527; Mr. Hill-$12,163; Mr. Jackson-$6,271; Mr. Joskow-$4,159; Mr. Mullin-$4,017; and Mr.
Stephens-$1,192.

(6) Ms. Drucker and Messrs. Haldeman and Worley were elected to the Board of Trustees on November 11, 2004.

(7) Includes additional compensation to Messrs. Hill, Putnam and Dr. Joskow for service as Chairman of the Trustees, President of the Funds and Chairman of the Audit and Pricing Committee, respectively.

(8) Mr. Thorndike retired from the Board of Trustees of the Putnam funds on June 30, 2004.

(9) Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003. The estimated annual retirement benefits shown in this table for Mr. Lasser reflect benefits earned under the Fund's retirement plan prior to July 1, 2000.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

The Investment Management Company places all orders for purchases and sales of the Fund' portfolio securities. In selecting broker-dealers, the Investment Management Company may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, the Investment Management Company may consider sales of Fund shares (and, if permitted by law, shares of the other Putnam Funds) as a factor in the selection of broker-dealers. During fiscal 2002, 2003 and 2004, the Fund paid $22,213, $13,090 and $15,621 in brokerage commissions, respectively. During fiscal 2004 the Fund did not pay any fees to brokers and dealers to recognize research, statistical and quotation services provided to the Investment Management Company and its affiliates.

The brokerage commissions for the Fund's last fiscal year were higher than the brokerage commissions for the Fund's prior fiscal year due to decreased trading in futures contracts.

For the fiscal year ended October 31, 2004, the Fund paid $1,010,527 in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.

At the end of fiscal 2004, the Fund held securities valued at $93,907 and $483,703 of The Goldman Sachs Group, Inc., and Lehman Brothers Holdings, Inc., respectively, two of the Fund's regular broker-dealers.

(E) Tax Treatment of Shareholders The Fund qualifies as a "bond investment trust." On that basis, the tax treatment of unitholders in Japan of funds is as follows: If a fund is classified under the Japanese tax law as a publicly offered, foreign public and corporate bond fund,

(1) Distributions to be made by a fund will be treated as distributions made by a publicly offered, domestic public and corporate bond investment trust.

(2) Distributions (including differences (in terms of the Fund's currency) between the redemption amount and the amount equal to capital of the Fund (Hereinafter the same shall apply)) to be made by a fund to Japanese individual unitholders will be subject to the separate taxation from other income in Japan (i.e. 20% withholding tax (15% income tax and 5% local tax)). In this case, no report concerning payments will be filed with the Japanese tax authority.

(3) Distributions to be made by the Fund to Japanese corporate unitholders will be subject to withholding of income tax in Japan (i.e., 20% withholding tax (15% income tax and 5% local taxes)). In certain case, a report concerning payments will be filed with the chief of the tax office.

(4) Distributions of net investment returns such as interest, etc. and distributions of short-term net realized capital gains will be, in principle, subject to withholding of U.S. federal income tax currently at the rate of 10% and the amount obtained after such deduction will be paid in Japan. Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan.

(5) The Japanese withholding tax imposed on distributions as referred to in
(2) and (3) above will be collected by way of the so-called "balance collection method", so that only the amount equivalent to 20% of the distribution before U.S. withholding tax less the amount of U.S. withholding tax withheld will be collected in Japan.

(6) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to distributions paid by a domestic corporation, shall not apply.

(7) Capital gains and losses arising from purchase and sale, and repurchase of the units, shall be treated in the same way as those arising from purchase and sale of a publicly offered, domestic public and corporate bond investment trust, and no tax will be levied on individual unitholders for their capital gains.

This Fund qualifies as a public offered, foreign government and corporate bond fund under the tax law. Provided, that there is a possibility that other treatment may be made due to judgment by the tax authority in the future. Also, the taxation treatment described above may be changed after the new tax treaty between Japan and the U.S. becomes effective and is subject to other changes of law or practice.


5. STATUS OF INVESTMENT FUND

(A) Diversification of Investment Portfolio (unaudited) (As of January 31,
                                                                    2005)
---------------------------------------------------------------------
Type                    Name                  Total       Investment
of Asset                of Country     U.S. Dollars         Ratio (%)
---------------------------------------------------------------------
Foreign Government
Bonds and Notes         Germany          19,512,152            11.10
                        United
                        Kingdom          10,084,152             5.74
                        Canada            7,066,323             4.02
                        France            6,751,881             3.84
                        Austria           6,661,351             3.79
                        Netherlands       6,510,483             3.70
                        Portugal          3,746,985             2.13
                        Belgium           2,607,712             1.48
                        Sweden            2,022,788             1.15
                        Denmark           1,913,070             1.09
                        Italy             1,706,194             1.00
---------------------------------------------------------------------
            Sub-Total                    68,583,091            39.03
---------------------------------------------------------------------
U.S. Government
Agency Mortgage
Obligations             United States    49,949,030            28.43
---------------------------------------------------------------------
Corporate
Bonds                   Ireland          12,297,383             7.00
                        United States     5,664,618             3.22
                        Germany           4,352,052             2.48
                        Austria           2,147,734             1.22
                        France              873,620             0.50
                        Supra-Nation        652,752             0.37
                        Netherlands         221,743             0.12
                        United Kingdom      207,890             0.12
                        Luxembourg          100,820             0.06
                        Cayman Islands            3             0.00
---------------------------------------------------------------------
            Sub-Total                    26,518,615            15.09
---------------------------------------------------------------------
Asset-Backed Securities United
                        States           18,926,283            10.77
                        Cayman Islands    3,853,057             2.19
                        United
                        Kingdom           3,225,056             1.84
---------------------------------------------------------------------
            Sub-Total                    26,004,396            14.80
---------------------------------------------------------------------
Collateralized
Mortgage Obligations    United States    12,051,762             6.86
                        Ireland           1,069,982             0.61
                        United Kingdom       91,698             0.05
---------------------------------------------------------------------
Sub-Total                                13,213,442             7.52
---------------------------------------------------------------------
U.S. Treasury
Obligations             United
                        States            1,084,137             0.62
---------------------------------------------------------------------

Short-Term Investments  United
                        States           24,999,769            14.23
---------------------------------------------------------------------
Cash, Deposits and Other Assets (After
deduction of liabilities)               -34,645,023           -19.72
---------------------------------------------------------------------
Total (Net Asset
Value)                                  175,707,457           100.00
---------------------------------------------------------------------

Note: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

As of January 31, 2005, 74.61%, 6.25% and 19.14% of the total Net Assets of the Fund was invested in securities rated AAA (or its equivalent), AA (or its equivalent) and other securities, respectively.

(B) Investment Assets

(a) Names of Major Portfolio (New item, please see the Excel file "Top 30
List."

(b) Investment Real Estate Not applicable

(c) Other Major Investment Assets Not applicable

(C) Results of Past Operations

(1) Record of Changes in Net Assets (Class M Shares) Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of January 2005 is as follows:

---------------------------------------------------------------
                             Total Net Net       Asset Value
                              Asset Value      per Share Dollar
---------------------------------------------------------------

                           Dollar       Yen
                      (thousands) (millions)   Dollar      Yen
---------------------------------------------------------------
The First Fiscal Year         509        53     13.59    1,408
(October 31, 1995)
---------------------------------------------------------------
The Second Fiscal Year      1,892       196     14.44    1,496
(October 31, 1996)
---------------------------------------------------------------
The Third Fiscal Year       2,506       260     13.89    1,439
(October 31, 1997)
---------------------------------------------------------------
The Fourth Fiscal Year    213,868    22,159     12.77    1,323
(October 31, 1998)
---------------------------------------------------------------
The Fifth Fiscal Year     201,429    20,870     11.86    1,229
(October 31, 1999)
---------------------------------------------------------------
The Sixth Fiscal Year     107,329    11,120     10.72    1,111
(October 31, 2000)
---------------------------------------------------------------
The Seventh Fiscal Year    52,481     5,438     10.91    1,130
(October 31, 2001)
---------------------------------------------------------------
The Eighth Fiscal Year     43,686     4,526     11.33    1,174
(October 31, 2002)
---------------------------------------------------------------
The Ninth Fiscal Year      38,446     3,983     12.58     1,303
(October 31, 2003)
---------------------------------------------------------------
The Tenth Fiscal Year      31,245     3,237     12.66    1,312
(October 31, 2004)
---------------------------------------------------------------
2004 End of
February                   32,433     3,360     12.47     1,292
March                      32,732     3,391     12.58     1,303
April                      31,085     3,221     12.10     1,254
May                        31,100     3,222     12.12     1,256
June                       30,857     3,197     12.12     1,256
July                       30,385     3,148     12.09     1,253
August                     30,882     3,200     12.28     1,272
September                  30,873     3,199     12.39     1,284
October                    31,245     3,237     12.66     1,312
November                   32,085     3,324     13.03     1,350
December                   31,848     3,300     13.14     1,361
2005 End of January        31,331     3,246     13.02     1,349
---------------------------------------------------------------

(Note) Operations of Class M Shares were commenced on March 17, 1995.

(2) Record of Distributions Paid (unaudited)

 --------------------------------------------------------------
                       Amount of
                       Dividend               Return of
 Period             paid per Share             Capital
 --------------------------------------------------------------
                   Dollar      Yen      Dollar          Yen
---------------------------------------------------------------
1st Fiscal Year
(3/17/95 -
10/31/95)           $0.40     41.44      $0.19        19.69
--------------------------------------------------------------
2nd Fiscal Year
(11/1/95 -
10/31/96)           $0.75     77.71      $0.00         0.00
--------------------------------------------------------------
3rd Fiscal Year
(11/1/96 -
10/31/97)           $0.98    101.54      $0.00         0.00
--------------------------------------------------------------
4th Fiscal Year
(11/1/97 -
10/31/98)           $0.46     47.66      $0.47        48.70
--------------------------------------------------------------
5th Fiscal Year
(11/1/98 -
10/31/99)           $0.69     71.49      $0.09         9.32
--------------------------------------------------------------
6th Fiscal Year
(11/1/99 -
10/31/00)           $0.00      0.00      $0.62        64.24
--------------------------------------------------------------
7th Fiscal Year
(11/1/00 -
10/31/01)           $0.15     15.54      $0.43        44.55
--------------------------------------------------------------
8th Fiscal Year
(11/1/01 -
10/31/02)           $0.44     45.59      $0.00         0.00
 --------------------------------------------------------------
9th Fiscal Year
(11/1/02 -
10/31/03)           $0.41     42.48      $0.00         0.00
--------------------------------------------------------------
10th Fiscal Year
(11/1/03 -
10/31/04)           $1.09    112.93      $0.00         0.00
--------------------------------------------------------------

(Note) Record of distribution paid and Net Asset Value per share from April 1995 to January 2005 are as follows:

-----------------------------------
                          Net Asset
                          Value Per
Ex-dividend       Dividend    Share
Date              (dollar) (dollar)
-----------------------------------
April 20, 1995       0.072   12.94

July 20, 1995        0.222   13.36
October 20,
1995                 0.221   13.46
December 20, 1995    0.092   13.84
March 20,
1996                 0.221   13.81
June 20, 1996        0.219   13.65
September 20,
1996                 0.218   14.00
December 20, 1996    0.332   14.18
March 20,
1997                 0.217   13.79
June 20, 1997        0.217   13.80
September 22,
1997                 0.216   13.80
December 19, 1997    0.232   13.39
January 20,
1998                 0.073   13.30
February 20, 1998    0.073   13.18
March 20,
1998                 0.071   13.10
April 20, 1998       0.069   13.14
May 20,
1998                 0.068   12.98
June 22, 1998        0.068   12.77
July 20,
1998                 0.068   12.81
August 20, 1998      0.068   11.98
September 21,
1998                 0.068   12.24
October 20, 1998     0.068   12.72
November 20,
1998                 0.068   12.66
December 21, 1998    0.069   12.80
January 20,
1999                 0.068   12.89
February 22, 1999    0.068   12.73
March 22,
1999                 0.069   12.61
April 20, 1999       0.062   12.68
May 20,
1999                 0.062   12.35
June 21, 1999        0.062   12.06
July 20,
1999                 0.062   11.99
August 20, 1999      0.063   11.89
September 20,
1999                 0.063   11.76
October 20, 1999     0.062   11.75
November 22,
1999                 0.051   11.73
December 20, 1999    0.052   11.56
January 20,
2000                 0.051   11.49
February 22, 2000    0.052   11.47
March 20,
2000                 0.052   11.45
April 20, 2000       0.051   11.26
May 22,
2000                 0.052   10.91
June 20, 2000        0.052   11.32
July 20,
2000                 0.052   11.13
August 21, 2000      0.052   11.05
September 20,
2000                 0.051   10.74
October 20, 2000     0.052   10.70
November 20,
2000                 0.052   10.72
December 20, 2000    0.052   11.04
January 22,
2001                 0.052   11.17
February 20, 2001    0.048   11.10
March 20,
2001                 0.048   11.08
April 20, 2001       0.047   10.88
May 21,
2001                 0.048   10.80
June 20, 2001        0.048   10.71
July 20,
2001                 0.048   10.68
August 20, 2001      0.048   10.89
September 20,
2001                 0.047   10.90
October 22, 2001     0.041   10.80
November 20,
2001                 0.041   10.76
December 20, 2001    0.041   10.66
January 22,
2002                 0.041   10.61
February 20, 2002    0.041   10.55
March 20,
2002                 0.041   10.50
April 22, 2002       0.034   10.66
May 20,
2002                 0.034   10.81
June 20, 2002        0.034   11.10
July 22,
2002                 0.034   11.42
August 20, 2002      0.034   11.27
September 20,
2002                 0.034   11.34
October 21, 2002     0.034   11.16
November 20,
2002                 0.033   11.47
December 20, 2002    0.033   11.67
January 21,
2003                 0.034   11.94
February 20, 2003    0.036   12.05
March 20,
2003                 0.037   11.84
April 21, 2003       0.037   12.00
May 20,
2003                 0.036   12.63
June 20, 2003        0.036   12.68
July 22,
2003                 0.036   12.29
August 21, 2003      0.036   12.02
September 22,
2003                 0.029   12.49
October 22, 2003     0.029   12.66
November 19,
2003                 0.029   12.74
December 18, 2003    0.811   12.27
January 22,
2004                 0.029   12.56
February 19, 2004    0.030   12.58
March 22,
2004                 0.029   12.56
April 22, 2004       0.023   12.10
May 20,
2004                 0.024   11.91
June 22, 2004        0.023   12.06
July 22,
2004                 0.024   12.22
August 20, 2004      0.024   12.33
September 22,
2004                 0.023   12.31
October 21, 2004     0.025   12.58
November 19,
2004                 0.026   12.89
December 21, 2004    0.065   13.03
January 21,
2005                 0.025    12.97
-----------------------------------

(3) Record of Changes in Return Rate (Class M Shares) Record of changes in Return Rate during the following fiscal years is as follows:

----------------------------------------------
                                      * Return
Period                                 Rate(%)
----------------------------------------------
1st Fiscal Year
(3/17/95-10/31/95)                       10.87

2nd Fiscal Year
(11/1/95-10/31/96)                       12.14

3rd Fiscal Year
(11/1/96-10/31/97)                        3.15

4th Fiscal Year
(11/1/97-10/31/98)                       (1.28)

5th Fiscal Year
(11/1/98-10/31/99)                       (1.10)

6th Fiscal Year
(11/1/99-10/31/00)                       (4.49)

7th Fiscal Year
(11/1/00-10/31/01)                        7.31

8th Fiscal Year
(11/1/01-10/31/02)                        8.16

9th Fiscal Year
(11/1/02-10/31/03)                       14.86

10th Fiscal Year (11/1/03-10/31/04)       9.77
----------------------------------------------

* Return Rate (%) =[[Ending NAV*A]]/Beginning NAV]-1

"A" shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the net asset value per share on the ex-dividend day of the relevant distribution plus 1.

Provided that Beginning NAV, except for the 1st fiscal year, means net asset value per share at the end of the fiscal year immediately preceding the relevant fiscal year, and Ending NAV means net asset value per share at the end of the relevant fiscal year. As for the first fiscal year, Beginning NAV means net asset value per share on March 17, 1995.

II. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O. Box 41203, Providence, RI 02940-1203, U.
S. A.

The Japanese investors who entrust the custody of their shares to a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. The Closing Period of the Shareholders' Book

No provision is made.

3. There are no annual shareholders' meetings. Special shareholders' meetings may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940.

4. No special privilege is granted to shareholders.

The acquisition of shares by any person may be restricted.

PART II. DETAILED INFORMATION ON THE FUND

I. ADDITIONAL INFORMATION ON THE FUND

1. History of the Fund:

June 30, 1986:          Organization of the Fund as a Massachusetts business
                        trust. Adoption of the Agreement and Declaration of Trust.

February 24, 1987:      Adoption of the Amended and Restated Agreement and
                        Declaration of Trust.

December 3, 1993:       Adoption of the Amended and Restated Agreement and
                        Declaration of Trust

May 13, 2002:           Adoption of the Amended and Restated Agreement and
                        Declaration of Trust

2 Outline of Laws Regulating the Fund in the Jurisdiction Where
Established:

(1) Form of the Fund

Putnam Global Income Trust is a Massachusetts business trust organized on June 30, 1986. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of the Commonwealth of Massachusetts. Prior to May 13, 2002, the Fund was known as Putnam Global Governmental Income Trust.

The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into series. Only the Fund's class M shares are currently offered in Japan. The Fund also offers in the United States of America other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.

If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may choose to redeem the shareholder's shares without the shareholder's permission, and send the shareholder the proceeds. The Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

(2) Governing Laws

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also attempts to qualify each year and elects to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts Chapter 182 provides in part as follows: A copy of the declaration of trust must be filed with the Secretary of The Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of The Commonwealth on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940 The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c. Securities Act of 1933 The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e. The Internal Revenue Code

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

f. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

3 Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

b. State authorities typically have authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

II. PROCEDURES, ETC.

1. Procedures for Application (Sales), etc.:

a. Sales in the United States

Investors residing in the U.S. can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. An investor's financial advisor or Putnam Investor Services generally must receive the investor's completed buy order before the close of regular trading on the New York Stock Exchange for the investor's shares to be bought at that day's offering price.

Investors residing in the U.S. can buy shares:

-- Through a financial advisor

The investor's advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge investors for investors' advisor's services.

-- Through systematic investing

Investors can make regular investments of $25 or more weekly, semi-monthly or monthly through automatic deductions from the investor's bank checking or savings account. Application forms are available through the investor's advisor or Putnam Investor Services.

If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at www.putnaminvestments.com. For more information, contact your advisor or Putnam Investor Services at 1-800-225-1581.

Investors may also complete an order form and write a check for the amount they wish to invest, payable to the Fund. Return the check and completed form to Putnam Retail Management Limited Partnership.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the Fund reserves the right to close your account.

Class M shares

The following is a brief description of the sales charge and ongoing operating expenses of Class M shares.

-- Initial sales charge of up to 3.25%

-- Lower sales charges available for investments of $50,000 or more

-- No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

-- Lower annual expenses, and higher dividends, than class B or C shares
   (not offered in Japan) because of lower 12b-1 fees

-- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

-- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

Initial sales charges for class M shares

                      Sales charge as a percentage of*:

Amount of purchase at offering
       price ($)               Net amount   Offering
                                invested    price **
------------------------------------------------------
Under 50,000                      3.36%      3.25%
50,000 but under 100,000          2.30       2.25
100,000 but under 250,000         1.52       1.50
250,000 but under 500,000         1.01       1.00
500,000 but under 1,000,000       NONE       NONE
1,000,000 and above               NONE       NONE


* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

The Fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as "breakpoint discounts:"

* Right of Accumulation. You can add the amount of your current purchases of class A or class M shares of the Fund and other Putnam funds to the value of your existing accounts in the Fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial advisors. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the Fund will use the current maximum public offering price of those shares.

* Statement of Intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the Fund will redeem shares from your account in an amount equal to the higher initial sales charge you would have paid in the absence of the statement of intention.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

* Individual accounts

* Joint accounts

* Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

* Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

* Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial advisor at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your financial advisor may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial advisor. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Management's website at www.putnaminvestments.com/individual by selecting "Mutual Funds."

An investor may be eligible to buy Class M shares at reduced sales charges. Putnam Retail Management Limited Partnership received $155,242, $123,782 and $17,581 in sales charges for Class M shares for fiscal years 2002, 2003 and 2004 respectively, of which it retained $11,752, $9,729 and $1,518, respectively.

A deferred sales charge of 0.40% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase. Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

b. Sales in Japan

It is agreed and understood that the Shares of the Fund shall be offered by the Distributor to non U.S. persons in Japan only and not to any "U.S. Person" as such person is defined below. In addition, if a shareholder becomes a U.S. Person after purchasing shares, the shareholder may hold shares continuously pursuant to the Account Contract (as defined below) but may not purchase additional shares from the Distributor in Japan.

A "U.S. Person" means any of the following: (1) a citizen or resident of the United States for U.S. federal income tax purposes; (2) a corporation, partnership or other legal entity organized under the law of the United States or any of its political subdivisions; (iii) any estate or trust which is subject to United States federal income taxation regardless of the source of its income. For purposes of this definition, the "United States" means the United States of America and any of its states, territories, possessions or the District of Columbia.

In Japan, shares of the Fund are offered on any business day and on any business day of the securities company in Japan during the subscription period mentioned in "7. Period of Subscription, Part I Information Concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information Concerning Securities" of the relevant securities registration statement. A Distributor or a Sales Handling Company shall provide to the investors a contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the "Account Contract") and receive from such investors an application for requesting the opening of a transactions account under the Account Contract.
 The purchase shall be made in the minimum investment of 300 Shares and in integral multiples of 100 Shares for the initial subscription and of 100 Shares and integral multiples of 100 Shares for any subsequent subscription.
 Provided, however, even in the case of the subsequent subscription, a Shareholder shall hold 300 Shares or more after the subscription.

The issue price for shares during the subscription period shall be, in principal, the net asset value per Share next calculated on the day on which the Fund has received such application. The trade day in Japan is the day when the Distributor or the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and the payment and delivery shall be made on the fourth business day after and including the Trade Day. The public offering price means the amount calculated by dividing the net asset value by (1- 0.0325) and rounded to three decimal places. The sales charge in Japan shall be 3.15% (3% without Consumption Tax in Japan) of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount in excess of the net asset value and the Sales Price shall be retained by Putnam Retail Management Limited Partnership, principal underwriter of the Fund.

The investors having entrusted a Distributor or a Sales Handling Company with safekeeping of the certificates for Fund shares will receive Trade Balance Report on Shares etc. In such case payment shall be made in yen in principal and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day and which shall be determined by the Distributor or the Sales Handling Company. The payment may be made in dollars to the extent that the Distributor or the Sales Handling Company can agree.

In addition, the Distributors or the Sales Handling Companies who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than 100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the "Regulations Concerning the Transaction of Foreign Securities" established by the Association.

Distribution (12b-1) plans

The Fund has adopted distribution plans to pay for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at the annual rate (based on average net assets) of up to 1.00% on class M shares. The Trustees currently limit payments on class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of an investor's investment. The higher fees for class M shares may cost investors more than paying the initial sales charge for class A shares (not available in Japan).
 Because class M shares, unlike class B shares (not available in Japan), do not convert to class A shares, class M shares may cost investors more over time than class B shares.

2. Procedures for Repurchase of Shares, etc.:

a. Repurchase in the United States

Investors residing in the U.S. can sell their shares back to the Fund any day the New York Stock Exchange is open, either through the investor's financial advisor or directly to the Fund. Payment for redemption may be delayed until the Fund collects the purchase price of shares, which may take up to 10 calendar days after the purchase date.

Payments to dealers. If you purchase your shares through a dealer (the term "dealer" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees shown in the tables under the heading "Fees and Expenses."

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the Fund as shown under the heading "Fees and Expenses".

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam's retail mutual funds attributable to that dealer on an annual basis.

Program servicing payments, which are paid in some instances to third parties in connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan.

Your dealer may charge you fees or commissions in addition to those disclosed in this SRS. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

Selling shares through the investor's financial advisor

An investor's advisor must receive the investor's request in proper form before the close of regular trading on the New York Stock Exchange for the investor to receive that day's NAV, less any applicable deferred sales charge. The investor's advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge the investor for the advisor's services.

Selling shares directly to the Fund

The Investment Management Company must receive an investor's request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.

By mail

Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If investors have certificates for the shares investors want to sell, investors must include them along with completed stock power forms.

By telephone

Investors may use the Investment Management Company's telephone redemption privilege to redeem shares valued at less than $100,000 unless investors have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless investors indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for investors' shares. The telephone redemption privilege may be modified or terminated without notice.

Additional requirements

In certain situations, for example, if investors sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

Payment information

The Fund generally sends an investor payment for the investor's shares the business day after the investor's request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Redemption by the Fund

If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem an investor's shares without the investor's permission and send the investor the proceeds. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

Risks of excessive short-term trading. Excessive short-term trading activity may reduce the Fund's performance and harm all Fund shareholders by interfering with portfolio management, increasing the Fund's expenses and diluting the Fund's net asset value. Depending on the size and frequency of short-term trades in the Fund's shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund's brokerage and administrative costs and taxable distributions to shareholders.

Because the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the Fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund's investments. In addition, the market for lower-rated bonds may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund's shares, which may reduce the Fund's performance and dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices in response to volatile cash flows caused by short-term trading. Similar risks may apply if the Fund holds other types of less liquid securities.

Fund policies. In order to protect the interests of long-term shareholders of the Fund, Putnam Management and the Fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Putnam Management's Compliance Department currently uses multiple reporting tools to monitor activity in retail customer accounts for which Putnam Investor Services maintains records. This review is based on the Fund's internal parameters for detecting excessive short-term trading, which consider the number of "round trip" transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that Putnam Management or the Fund considers to be excessive or inappropriate, Putnam Management will issue the investor and the financial intermediary involved in the activity, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege. The Fund also reserves the right to terminate the exchange privilege without a warning. In addition, Putnam Management will also communicate instances of excessive short-term trading to the compliance staff of an investor's broker, if one is identified.

In addition to enforcing these exchange parameters, Putnam Management and the Fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or the Fund may determine that an investor's trading activity is excessive or otherwise potentially harmful based on various factors, including an investor's or financial intermediary's trading history in the Fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the Fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the Fund or other Putnam funds. The Fund may take these steps in its discretion even if the investor's activity may not have been detected by the Fund's current monitoring parameters.

Limitations on the Fund's policies. There is no guarantee that the Fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor's trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the Fund's policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The Fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the Fund's ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. The Fund's policies on exchanges may also be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor requirements. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

b. Repurchase in Japan

Shareholders in Japan may at any time request repurchase of their Shares without a contingent deferred sales charge. Repurchase requests in Japan may be made to the Investor Servicing Agent through the Distributor or the Sales Handling Company on a Fund business day that is business day of the securities companies in Japan. The repurchase shall be made in integral multiples of 100 share.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from UFJ Tsubasa, provided the request is received before the close of regular trading on the New York Stock Exchange. The payment of the price shall be made in yen through the Distributors or the Sales Handling Companies pursuant to the Account Contracts or, if the Distributors or the Sales Handling Companies agree, in dollars. The payment for repurchase proceeds shall be made on the fourth business day of securities companies in Japan after and including the Trade Day.

c. Suspension of Repurchase:

The Fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the U.S. Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the U.S. Securities and Exchange Commission for protection of investors.

III. MANAGEMENT AND ADMINISTRATION

1. Outline of Management of Assets, etc.:

(1) Valuation of assets:

The Fund calculates the net asset value per share of each class by dividing the total value of its assets, less its liabilities, by the number of its shares outstanding. The Fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following U.S. holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. New York time. However, equity options held by the Fund are priced as of the close of trading at 4:10 p.m., New York time, and futures contracts on U.S. government and other fixed-income securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m. New York time.

Securities for which market quotations are readily available are valued at prices which, in the opinion of the Investment Management Company, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Valuation of non-U.S. securities is accomplished by translating prices quoted in foreign currencies into United States dollars at current exchanges rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAV. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the Fund's Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the Fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will be valued at their fair value, which may differ from recent market prices.

All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total value of the assets attributable to a class, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain non-U.S. securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the Fund are restricted as to resale, the Investment Management Company determines their fair value using procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as non-U.S. securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m. New York time). If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the Fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees. In addition, securities held by some of the funds may be traded in non-U.S. markets that are open for business on days that a fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the Fund.

(2) Custody of Shares:

Share certificates shall be held by shareholders at their own risk.

The custody of the share certificates (if issued) representing shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of UFJ Tsubasa. Trade Balance Report on Shares ete. shall be delivered by the Handling Securities Companies to the Japanese Shareholders.

(3) Duration:

Unless terminated, the Fund shall continue without limitation of time.

(4) Accounting Period:

The accounts of the Fund will be closed each year on 31st October.

(5). Miscellaneous:

a. Liquidation

The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

b. Authorized Shares:

There is no prescribed authorized number of shares, and shares may be issued from time to time.

c. Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

d. How Performance Is Shown:

Fund advertisements may, from time to time, include performance information. "Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period.

For purposes of calculating yield, net investment income is calculated in accordance with U.S. Securities and Exchange Commission regulations and may differ from net investment income as determined for financial reporting purposes. U.S. Securities and Exchange Commission regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.

Yield is based on the price of the shares, including the maximum initial sales charge.

"Total return" for the one-, five- and ten-year periods (or for such shorter periods as the Fund has been in operation or shares of the relevant class have been outstanding) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of Class M shares). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used. For the one-year, five-year and ten-year periods ended October 31, 2004, the average annual total return for Class M shares of the Fund was 6.22%, 6.22% and 5.22%, respectively. Returns for Class M shares reflect the deduction of the current maximum initial sales charge of 3.25% for Class M shares. Returns shown for Class M shares for periods prior to March 17, 1995 are derived from the historical performance of Class A shares (not offered in Japan), adjusted to reflect both the deduction of the initial sales charge and the higher operating expenses applicable to Class M shares. The 30-day yield for the Class M shares of the Fund at public offering price (POP), for the period ended October 31, 2004 was 2.21 % with expense limitation and 2.10% without expense limitation.

All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.

e. The Procedures Concerning Amendments to Bylaws and Agreements Concluded Between the Related Companies, etc.:

(i) Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are maintained in the office of the Trust and are made available for public inspection for the shareholders. Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of shareholders holding a majority of the shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of shares but not the holders of all outstanding series and classes shall be authorized by vote of the shareholders holding a majority of the shares entitled to vote of each series and class affected and no vote of shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and notice thereof shall be sent to the Japanese Shareholders.

(ii) Bylaws:

The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

(iii) Management Contract

The Contract shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager.

(iv) Custodian Agreement

The Agreement shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; provided either party may at any time immediately terminate this Agreement in the event of the appointment of a conservator or receiver for the other party or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction. No provision of this Agreement may be amended or terminated except by a statement in writing signed by the party against which enforcement of the amendment or termination is sought.

(v) Sub-Management Contract

The sub-management contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by Sub-Investment Management Company or Investment Management Company, on 30 days' written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not "interested persons" of Investment Management Company or the Fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

2. Outline of Disclosure System:

(1) Disclosure in U.S.A.:

a. Disclosure to shareholders

In accordance with the Investment Company Act of 1940, the investment fund is required to send to its shareholders annual and semi-annual reports containing financial information.

b. Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement annually in accordance with the Investment Company Act of 1940.

(2) Disclosure in Japan:

a. Disclosure to the Supervisory Authority:

(i) Disclosure Required under the Securities and Exchange Law:

When the Fund intends to offer the shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of Ministry of Finance of Japan securities registration statements together with the copies of the Agreement and Declaration of Trust of the Fund and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for investors and any other persons who desire at the Kanto Local Finance Bureau of the Ministry of Finance.

The Distributor or the Sales Handling Companies in Japan of the shares shall deliver to the investors prospectuses ("Kofu Mokuromisho" or "Delivery Prospectus") the contents of which are substantially identical to Part I and
Part II of the securities registration statements. Moreover, the Distributor or the Sales Handling Companies of the shares shall deliver to the investors prospectuses ("Seikyu Mokuromisho" or "Requirable Prospectus") the contents of which are substantially identical with Part III of the securities registration statements, when investors require such prospectuses. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at the Director of Kanto Local Finance Bureau of Ministry of Finance of Japan.

(ii) Disclosure Required under the Law Concerning Investment Trust Fund and Investment Company:

When the Fund handles offering or selling of Fund Shares in Japan, the Fund must file with the Commissioner of the Financial Services Agency of Japan a prior notification concerning certain matters of the Fund in accordance with the Law Concerning Investment Trust Fund and Investment Company (the "Investment Fund Law"). Also, when the Investment Management Company makes changes to the Agreement and Declaration of Trust, the Investment Management Company must file with the Commissioner of the Financial Services Agency of Japan a prior notification thereof, including the contents of such changes. Further, in accordance with the Investment Fund Law, the Investment Management Company must prepare an investment management report with regard to certain matters relating to the Fund's assets immediately after the end of each fiscal period of the Fund and must immediately file above report with the Commissioner of the Financial Services Agency.

b. Disclosure to Japanese Shareholders:

When the Trustees makes changes to the Agreement and Declaration of Trust, if the contents of such changes are material, the Investment Management Company must give 30 days prior public notice thereof, including the contents of such changes, before such changes are made, and its written notice stating these matters must be given to Japanese Shareholders known to the Distributors or the Sales Handling Companies in Japan ; provided, however, that if such written notice is delivered to all Japanese Shareholders, no public notice is required.

The Japanese Shareholders will be notified of the material facts which would change their position, including notices from the Trustees, through the Distributors or the Sales Handling Companies.

The investment management report mentioned in sub-paragraph (a), (ii) above will be delivered to Japanese Shareholders known to the Distributors or the Sales Handling Companies.

3. Rights of Shareholders, etc.:

(1) Rights of Shareholders, etc.

Shareholders must register their shares in their own name in order to exercise directly their rights as shareholders. Therefore, the shareholders in Japan who entrust the custody of their shares to the Handling Securities Company cannot exercise directly their shareholder rights, because their shares are registered in the name of the custodian. Shareholders in Japan may have the Handling Securities Companies exercise their rights on their behalf in accordance with the Account Agreement with the Handling Securities Companies.

Shareholders in Japan who do not entrust the custody of their shares to the Handling Securities Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(ii) Repurchase rights

Shareholders are entitled to request repurchase of shares at their Net Asset Value at any time.

(iii) Rights to receive dividends

Shareholders are entitled to receive any distribution declared by the Trustees. Distributions are normally made from net investment income monthly and from any net realized capital gains annually. Distributions from net capital gains are made after applying any available capital loss carryovers.

Shareholders may choose three distribution options, though investors in Japan may only choose the last alternative.

-- Reinvest all distributions in additional shares without a sales charge;

-- Receive distributions from net investment income and net short-term capital gains in cash while reinvesting net long-term capital gains distributions in additional shares without a sales charge; or

-- Receive all distributions in cash.

(iv) Right to receive distributions upon dissolution

Shareholders of a fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust, the accounting books at the discretion of the Court and the minutes of any shareholders' meetings.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is any untrue statement of a material fact in the U.S. Registration Statement, or any omission of any statement of material fact required to be stated therein or necessary to make the statements therein misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustee of the issuer (or any person placed in the same position) at the time of filing such Statement, any person involved in preparing such Statement or any subscriber of the relevant shares.

(2) Foreign Exchange Control in U.S.A.:


In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese shareholders.

(3) Agent in Japan:

Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building,
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;

a. the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

b. representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of Ministry of Finance and the continuous disclosure is each of the following persons:

Harume Nakano
Ken Miura
Attorneys-at-law
Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building,
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

(4) Jurisdiction:

Limited only to litigation brought by Japanese investors regarding transactions relating to (3) b above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

IV. FINANCIAL CONDITIONS OF THE FUND

1. FINANCIAL STATEMENTS

[Omitted, in Japanese version, reports of independent accountants, financial statements, financial highlights, notes to financial statements and the portfolio of the Fund and Japanese translations thereof are incorporated here]

2. CONDITION OF THE FUND

Statement of Net Assets (unaudited)

                                    (As of the end of January 31, 2005)

                                                $             Yen
----------------------------------------------------------------------
                                                        (in thousands)

a. Total Assets                            403,983,108   41,856,690
----------------------------------------------------------------------
b. Total Liabilities                       228,275,651   23,651,640
----------------------------------------------------------------------
c. Total Net Assets                        175,707,457   18,205,050
                     (a-b)
----------------------------------------------------------------------
d. Total Number of Shares     Class A        8,616,396       Shares
   Outstanding                Class B        2,247,322       Shares
                              Class C          167,007       Shares
                              Class M        2,406,215       Shares
                              Class R              568       Shares
----------------------------------------------------------------------
                                                              (yen)
e. Net Asset Value            Class A            13.10        1,357
   per Share                  Class B            13.06        1,353
                              Class C            13.07        1,354
                              Class M            13.02        1,349
                              Class R            13.10        1,357
----------------------------------------------------------------------

V. Record of Sales and Repurchases (Class M Shares)

Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of such Fiscal Years are as follows:

                                               Net Increase
                                    Number of (Decrease) in    Number of
                        Number of      Shares        Shares  Outstanding
                      Shares Sold Repurchased   Outstanding       Shares

1st Fiscal Year            42,244       4,802        37,442      37,442
(3/17/95 - 10/31/95)          [0]         [0]           [0]          [0]
2nd Fiscal Year           138,180      44,620        93,560     131,002
(11/1/95 - 10/31/96)          [0]         [0]           [0]          [0]
3rd Fiscal Year           121,290      71,842        49,448     180,450
(11/1/96 - 10/31/97)          [0]         [0]           [0]          [0]
4th Fiscal Year        25,266,457   8,693,157    16,573,300  16,753,750
(11/1/97 - 10/31/98) [25,132,400] [8,531,000]  [16,601,400] [16,601,400]
5th Fiscal Year         6,141,075   5,912,852       228,223  16,981,973
(11/1/98 - 10/31/99)  [6,010,300] [5,740,400]     [269,900] [16,871,300]
6th Fiscal Year           221,771   7,189,761   (6,967,990)  10,013,983
(11/1/99 - 10/31/00)    [172,000] [7,124,000] [(6,952,000)]  [9,919,300]
7th Fiscal Year           843,119   6,048,713   (5,205,594)   4,808,389
(11/1/00 - 10/31/01)    [794,500] [5,974,900] [(5,180,400)]  [4,738,900]
8th Fiscal Year           729,620   1,681,546     (951,926)   3,856,463
(11/1/01 - 10/31/02)    [418,100][1,423,300]* [(1,005,200)]  [3,733,700]
9th Fiscal Year           452,318   1,252,242     (799,924)   3,056,539
(11/1/02 - 10/31/03)    [293,600] [1,111,200]   [(817,600)]  [2,916,100]
10th Fiscal Year          114,531     702,762     (588,231)   2,468,308
(11/1/03 - 10/31/04)     [35,900]   [603,800]   [(567,900)]  [2,348,200]

Note 1: The number of Shares sold, repurchased and outstanding in the brackets represents those sold, repurchased and outstanding in Japan. The Shares have been sold in Japan since December 1, 1997.

Note 2: The number of Shares repurchased in Japan, *1,423,300 includes 77,700 that had been transferred to Merrill Lynch Pierce Fenner and Smith on March 28, 2002.


PART III. SPECIAL INFORMATION

I. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

1. Fund

(A) Outline of the Fund:

(1) Amount of Capital Stock

Not applicable.

(2) Structure of the Management of the Fund

The Trustees are responsible for generally overseeing the conduct of the Fund's business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Trust. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Fund, to the extent provided therein (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Trust, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustee shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and
(2) when the Trustees have determined that the matter affects on the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.

Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, and is qualified in its entirety by reference to each of those documents.

(B) Description of Business and Outline of Operation

The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained Putnam Investment Management LLC., the investment adviser, to render investment advisory services and Putnam Fiduciary Trust Company, to hold the assets of the Fund in custody and act as the Investor Servicing Agent.

Putnam Management has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of the Fund. Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of the Fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients.

Putnam Management (and not the Fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the assets of the Fund managed by PIL. PIL's address is Cassini House, 57-59 St James's Street, London, England, SW1A 1LD.

(C) Financial Conditions of the Fund:

the same as "IV Financial Conditions of the Fund" in "PART II DETAILED INFORMATION ON THE FUND."

(D) Restrictions on Transactions with Interested Parties:

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's SRS and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

(E) Miscellaneous

(1) Changes of Trustees and Officers

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

(2) Amendment to the Agreement and Declaration of Trust

Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.

(3) Litigation and Other Significant Events

Nothing which has or which would have a material adverse effect on the Fund has occurred which has not been disclosed. The fiscal year end of the Fund is October 31. The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

2. Putnam Investment Management LLC. (Investment Management Company)

(A) Outline of Investment Management Company:

(1) Amount of Capital Stock

1. Amount of member's equity (as of the end of January, 2005):
$14,818,904*+

2. Record of Amount of Member's equity (for the latest 5 years):

                   Member's
Year                 Equity

End of 2000    $209,635,521
End of 2001    $170,497,323
End of 2002    $138,739,094
End of 2003    $144,486,036
End of 2004+    -$9,155,466*

* Unaudited

+ During 2004, Putnam Investment Management accrued $223,524,388 of regulatory settlements. This, along with net intercompany transactions with the Parent and its affiliates resulted in the decrease. Net income for the year ended December 31, 2004 was $89,819,256. This was offset by $243,460,758 of net intercompany transactions, which are factored as a reduction of Members' Equity.

(2) Structure of the Management of the Company

The Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

Each fund managed by the Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, the Investment Management Company's Fixed Income Investments Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of on-site visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

The Investment Management Company's Core Fixed-Income Team has primary responsibility, and its members have joint responsibility for the day-to-day management of the Fund's portfolio.

(B) Description of Business and Outline of Operation:

Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of January 2005, Investment Management Company managed, advised, and/or administered the following 108 funds and fund portfolios (having an aggregate net asset value of over $138 billion):

                                               (as of the end of January 2005)

Country where                                                       Net Asset
Funds are                  Principal                                    Value
established             Characteristics            Number of         (million
or managed                 dollars)                 of Funds          dollars)

U.S.A.                  Closed End Bond                13           $4,616.09
                        Open End Balanced              13          $37,669.61
                        Open End Bond                  32          $32,231.12
                        Open End Equity                50          $63,649.75
                        Totals                        108         $138,166.57

(C) Financial Conditions of Investment Management Company:

[Omitted in this English Translation, in Japanese version, Independent Registered Public Accounting Firm's'Report, PIM's financial statements and notes to financial statements and Japanese translations thereof are incorporated here]

(D) Restrictions on Transactions with Interested Parties:

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's SRS and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

(E) Miscellaneous:

(1) Election and Removal of Directors

Directors of the Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of Investment Management Company.

(2) Results of operations

Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

(3) Supervision by SEC of Changes in Directors and Certain Officers

Putnam files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports, lists and provides certain information relating to directors and officers of Investment Management Company.

Under Section 9 (b) of the Investment Company Act of 1940 the SEC may prohibit any director or officer from remaining in office, if the SEC judges that such director or officer has willfully violated any provision of the federal securities law.

(4) Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.

a. Articles of Organization of the Investment Management Company may be amended, under the Delaware Limited Liability Company Act, by appropriate shareholders' vote.

b. The Investment Management Company has no direct subsidiaries.

(5) Litigation, etc.

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

II. OUTLINE OF THE OTHER RELATED COMPANIES

1. Putnam Fiduciary Trust Company (the Transfer Agent, Shareholder Service Agent and Custodian)

(1) Amount of Capital

U.S. $27,496,694 (approximately [2.8] billion Yen) as of January 31, 2005

(2) Description of Business

Putnam Fiduciary Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of Putnam, LLC, parent of Putnam. Putnam Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception and custody services since 1990.

(3) Outline of Business Relationship with the Fund

Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.

2. Putnam Retail Management Limited Partnership (the Principal Underwriter)

(1) Amount of Capital

U.S. $68,310,761 (approximately [7.0] billion Yen) as of January 31, 2005

(2) Description of Business

Putnam Retail Management Limited Partnership is the Principal Underwriter of the shares of Putnam Funds including the Fund.

(3) Outline of Business Relationship with the Fund

Putnam Retail Management Limited Partnership engages in providing marketing services to the Fund.

3. UFJ Tsubasa Securities Co., Ltd. (Distributor in Japan and Agent Company)

(1) Amount of Capital

[YEN] 25.107 billion as of January 31, 2004

(2) Description of Business

The Company engages in business as a general securities company in Japan.

(3) Outline of Business Relationship with the Fund

The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

4. Putnam Investments Limited (Sub-Investment Management Company)

(1) Amount of Capital

U.S. $39,629,299 (approximately JPY 4.1 billion) as of the end of January,
2005

(2) Description of Business:

Putnam Investments Limited is a United Kingdom corporation and is a wholly-owned indirect subsidiary of Putnam, LLC, parent company of Putnam Investment Management, LLC.

(3) Outline of Business Relationship with the Fund

Putnam Investments Limited provides investment advisory services for a portion of the Fund's assets as determined by Putnam Investment Management, LLC.

5. Capital Relationships

100% of the interests in Putnam Investment Management LLC. and Putnam Investments Limited are held by Putnam, LLC (in the case of Putnam Investments Limited, indirectly through several wholly-owned subsidiaries of Putnam, LLC).

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS

OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entity by the complete registration statement of the Fund and the full text of any referenced statutes and regulations.

I. Massachusetts Business Trusts

A. General Information

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of The Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B. Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II. United States Investment Company Laws and Enforcement

A. General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

1. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

3. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4. The Internal Revenue Code

An investment company is generally an entity subject to federal income taxation under the Internal Revenue Code of 1986, as amended (the "Code"). However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

5. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

B. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

C. Offering Shares to the Public

An investment company ("investment company" or "fund") offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the Fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the Fund's shares, but compliance must be maintained or updated from time to time throughout the life of the Fund.

D. Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to;

1. Updating its prospectus if it becomes materially inaccurate or misleading;

2. Annual update of its registration statement;

3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and independent registered public accounting firm;

5. Maintenance of a code of ethics; and

6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the Fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV. Share Information

A. Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m., New York time) each day the Exchange is open.

B. Redemption

Shareholders may generally sell shares of a fund to that fund any day the New York Stock Exchange is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven says, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C. Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V. Shareholder Information, Rights and Procedures for the Exercise of Such
Rights

A. Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B. Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C. Dissolution

Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the Fund's outstanding shares owned.

D. Transferability

Shares of a fund are typically transferable without restriction.

E. Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI. Tax Matters

A. Tax Treatment of Shareholders in Japan

Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan "on page 33 of the Annual Report.

B. U.S. Tax Treatment of Non-U.S. Citizens

The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations generally are effective for payment made after December 31, 2000. In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax rates under income tax treaties. Foreign investors in a fund should consult their tax advisors with respect to the potential application of these regulations. These new regulations modify and, in general, unify the way in which non-U.S. investors establish their status as non-U.S. States "beneficial owners" eligible for withholding exemptions including a reduced treaty rate or an exemption from backup withholding. For example, the new regulations require non-U.S. investors to provide new forms.

The regulations clarify withholding agents' reliance standards. They also require additional certifications for claiming treaty benefits. For example, a non-U.S. investor may be required to provide a TIN, and has to certify that he/she "derives" the income with respect to which the treaty benefit is claimed within the meaning of applicable regulations. The regulations also specify procedures for foreign intermediaries and flow-through entities, such as foreign partnerships, to claim the benefit of applicable exemptions on behalf of non-U.S. investors for which or for whom they receive payments. The regulations also amend the foreign broker office definition as it applies to partnerships.

The regulations are complex and this summary does not completely describe them. Non-U.S. investors should consult with their tax advisors to determine how the regulations affect their particular circumstances.

Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of Fund shares if the investor is present in the United States for at least 31 days during the taxable year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the Fund that is "effectively connected" with a U.S. trade or business carried on by such an investor.

C. U.S. Taxation of the Fund

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner, to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (an "interest-related dividend"), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (a "short-term capital gain dividend"). In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

The 2004 Act modifies the tax treatment of distributions from a fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs.

In addition, through the end of the Fund's fiscal year ending in 2005, Putnam Management has agreed to waive fees and reimburse expenses of the Fund to the extent necessary to ensure that the Fund pays total Fund operating expenses at an annual rate that does not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the Fund (expressed in each case as a percentage of average net assets). For these purposes, total Fund operating expenses of both the Fund and the Lipper category average will be calculated without giving effect to 12b-1 fees or any expense offset and brokerage service arrangements that may reduce Fund expenses. The Lipper category average will be calculated by Lipper each calendar quarter based on expense information for the most recent fiscal year of each fund included in that category, and the expense limitation will be updated as of the first business day after Lipper publishes the category average (generally shortly after the end of each calendar quarter).

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Distributions from the Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term capital gains. Properly designated distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) ("Capital Gain Dividends") will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the Fund.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholder).

Distributions from capital gains are generally made after applying any available capital loss carryovers.

The Fund's transactions in non-U.S. currencies, non-U.S.
currency-denominated debt securities and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.

Investment by the Fund in "passive non-U.S. investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive non-U.S. investment company as a "qualified electing fund."

A "passive non-U.S. investment company" is any non-U.S. corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains. Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to tax legislation enacted in 2001, the back-up withholding tax rate will be (i) 30% for amounts paid during 2002 and 2003,
(ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. This legislation will expire and the back-up withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

In order for a non-U.S. investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the non-U.S. investor must comply with special certification and filing requirements. Non-U.S. investors in a fund should consult their tax advisers in this regard.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to foreign, state or local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law.

VII. Important Participants in Offering of Mutual Fund Shares

A. Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B. Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C. Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D. Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E. Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.


IV. REFERENCE INFORMATION

The following documents were filed with the Director of Kanto Local Finance Bureau in connection with the Fund.

December 26, 2003: Amendment to Securities Registration Statement

March 31, 2004:    Securities Registration Statement / Annual Securities
                   Report (the 9th term)
July 30, 2004:     Semi-annual Report (during the 10th term) /
                   Amendment to Securities Registration Statement